================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 28, 2002


                              WEYERHAEUSER COMPANY
             (Exact name of registrant as specified in its charter)


             WASHINGTON                 1-4825                   91-0470860
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
         of incorporation)                                  Identification No.)


                          33663 WEYERHAEUSER WAY SOUTH
                       FEDERAL WAY, WASHINGTON 98063-9777
                    (address of principal executive offices)
                                   (Zip Code)




       Registrant's telephone number, including area code: (253) 924-2345


                                       N/A
          (Former name or former address, if changed since last report)


================================================================================

ITEM 5.  OTHER EVENTS

         Weyerhaeuser Company, a Washington corporation ("Weyerhaeuser"), has entered into an Agreement and Plan of Merger dated as of January 28, 2002, among Weyerhaeuser, Company Holdings, Inc., a Washington corporation and a wholly owned subsidiary of Weyerhaeuser (the "Purchaser"), and Willamette Industries, Inc., an Oregon corporation ("Willamette") (the "Merger Agreement") pursuant to which Weyerhaeuser will acquire Willamette for $55.50 per share of Willamette common stock, in cash.

         The Merger Agreement contemplates the continuation of the Purchaser's existing tender offer to purchase all outstanding shares of Willamette common stock at a price of $55.50 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 28, 2000, the Supplement thereto dated May 7, 2001, the second Supplement thereto dated January 28, 2002 and in the revised Letter of Transmittal (collectively, the "Offer"). Following consummation of the Offer and the satisfaction or waiver of certain conditions, the Purchaser will be merged with and into Willamette (the "Merger") with Willamette surviving the Merger as a subsidiary of Weyerhaeuser, whereby all of the remaining outstanding shares of Willamette common stock will be converted into the right to receive $55.50 per share in cash.

         On January 28, 2002, Weyerhaeuser and Willamette issued a press release regarding the execution of the Merger Agreement.

         The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit No. 2.1 hereto.

ITEM 7.  EXHIBITS.


EXHIBIT NO.   DESCRIPTION
------------- ------------

2.1. Agreement and Plan of Merger dated as of January 28, 2002, by and among Weyerhaeuser Company, a Washington corporation, Company Holdings, Inc., a Washington corporation and a wholly owned subsidiary of Weyerhaeuser Company, and Willamette Industries, Inc., an Oregon corporation (incorporated by reference to Exhibit (a)(5)(QQQ) to Amendment No. 70 to Schedule TO filed by Weyerhaeuser Company and Company Holdings, Inc. on January 29,
              2002).


99.1. Press Release dated January 28, 2002 (incorporated by reference to Exhibit (a)(5)(PPP) to Amendment No. 69 to Schedule TO filed by Weyerhaeuser Company and Company Holdings, Inc. on January 28,
              2002).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            WEYERHAEUSER COMPANY,

                                            by

                                                  /s/ STEVEN R. ROGEL
                                                  -----------------------------
                                                  Name:  Steven R. Rogel
                                                  Title: President and Chief
                                                         Executive Officer


Dated: January 29, 2002